Exhibit 99.1

Presbia PLC

Reports and Financial statements for the 11 month period from

6 February 2014 (date of incorporation) to 31 December 2014

PRESBIA PLC

REPORTS AND FINANCIAL STATEMENTS

CONTENTS

PAGE

COMPANY INFORMATION	2

DIRECTORS’ REPORT	3 - 5

STATEMENT OF DIRECTORS’ RESPONSIBILITIES	6

INDEPENDENT AUDITOR’S REPORT	7 - 8

PROFIT AND LOSS ACCOUNT	9

BALANCE SHEET	10

RECONCILIATION OF MOVEMENT IN SHAREHOLDERS’ FUNDS	11

STATEMENT OF CASH FLOWS	12

NOTES TO THE FINANCIAL STATEMENTS	13 - 16

PRESBIA PLC

DIRECTORS AND OTHER INFORMATION

DIRECTORS	Richard Ressler
Mark S. Blumenkrantz
Todd Cooper
Robert J. Cresci
Vladimir Fiengold
Randy Thurman
Zohar Loshitzer

SECRETARY	Richard T. Fogarty

REGISTERED OFFICE	Arthur Cox Building
Earlsfort Centre
Earlsfort Terrace
Dublin 2

REGISTERED NUMBER OF
INCORPORATION	539137

SOLICITORS	Arthur Cox,
Arthur Cox Building
Earlsfort Centre
Earlsfort Terrace
Dublin 2

AUDITOR	Deloitte & Touche
Chartered Accountants and Statutory Audit Firm
Deloitte & Touche House
Earlsfort Terrace
Dublin 2

BANKERS	Allied Irish Bank
Bank Centre
Ballsbridge
Dublin 4

PRESBIA PLC

DIRECTORS’ REPORT

The directors present their report and audited financial statements for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014

The directors have elected to prepare the financial statements of Presbia Public Limited Company in accordance with Section 1 of the Companies (Miscellaneous Provisions) Act, 2009, as amended, which provides that a true and fair view of the state of affairs and profit or loss may be given by preparing the financial statements in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), as defined in Section 1(1) of the Companies (Miscellaneous Provisions) Act 2009, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of the Companies Acts or any regulation made thereunder.

Basis of Preparation

The accompanying financial statements reflect the operations of Presbia Public Limited Company (unless otherwise stated, the terms “we,” “us,” “our,” “Presbia” or the “Company” refers to Presbia Public Limited Company or a wholly-owned subsidiary of Presbia Holdings) and have been prepared in United States dollars (“USD”) and in accordance with generally accepted accounting principles in the United States (“GAAP”).

Principle Activities

Presbia PLC (the “Company” or “Presbia PLC”), an Irish public limited company, was formed on 6 February 2014 and is engaged in the development and commercialization of a variety of advanced ophthalmologic products, including intracorneal lenses, together with related surgical tools, devices and methods. The Company is a subsidiary of Presbia Holdings (the “Parent”), an exempted company with limited liability organized in the Cayman Islands.

On 14 January 2015, prior to an initial public offering by Presbia PLC, the Parent contributed all the share capital in issue in Presbia Ireland Limited to Presbia PLC (the “2015 Capital Contribution”) in exchange for 9,166,667 ordinary shares of Presbia PLC.

The subsidiaries contributed by the Parent include Presbia USA, Inc. and OPL, LLC, both organized in the United States, and include Presbia USA, Inc.’s subsidiaries, Visitome, Inc. and PresbiBio, LLC, both organized in the United States, and OPL, LLC’s direct and indirect subsidiaries, PIP Holdings, C.V and Presbia Cooperatief U.A., both organized in the Netherlands, and PresbiOptical LLC, organized in the United States (collectively, the “Group”).

On 3 February 2015, Presbia PLC completed its initial public offering (“IPO”) of 4,166,667 of its ordinary shares at a price to the public of $10.00 per ordinary share and commenced trading on The NASDAQ Global Market under the symbol LENS.

OVERVIEW AND SUBSEQUENT EVENTS

The Company is an ophthalmic device trading company, domiciled in Ireland, which funds the development and marketing of a proprietary optical lens implant for treating presbyopia, the age-related loss of the ability to focus on near objects. The microlens is a miniature lens designed to be surgically implanted in a patient’s eye to improve that patient’s ability to see objects at close distances. The current strategy is to continue to commercialize the microlens in certain strategic countries where the Company has marketing approval and to continue to seek to obtain marketing approval in other key markets, including the United States.

PRESBIA PLC

DIRECTORS’ REPORT (CONTINUED)

OVERVIEW AND SUBSEQUENT EVENTS (CONTINUED)

The Company’s goal is to become a leading provider of corneal inlay presbyopia-correcting treatment worldwide. Presbia PLC is a development stage ophthalmic device company with a limited operating history. To date it is not a profitable company and has incurred losses since its formation having an accumulated deficit of $3.4 million. Prior to February 2015, the company relied on funding from Presbia Holdings to fund operations including offering costs to complete an initial public offering. On 3 February 2015, the company closed the initial public offering of its ordinary shares. The company sold a total of 4,166,667 ordinary shares in the offering at a public offering price of $10.00 per share. The aggregate proceeds from the initial public offering was $41.7 million, and the company received net proceeds of approximately $36.9 million from the offering, after deducting $4.8 million of underwriting discounts and commissions and estimated offering expenses. With the proceeds from the initial public offering, the Company and its subsidiaries expect to be able to fund operations and have sufficient cash reserves for the next 12 months.

RISKS AND UNCERTAINTIES

The medical device industry in general, and the ophthalmic medical device market in particular, are highly competitive. In order to succeed in this market as a development stage company, the company must:

•	incur substantial expenditures to obtain regulatory approvals necessary to commence marketing our products in particular jurisdictions;

•	develop a commercialization strategy that is responsive both to the needs of laser centers and ophthalmic surgeons and to our own requirements and limitations; and

•	invest in our future by continuing to advance our technology and improve our microlens, our microlens inserter and other auxiliary products;

The competitive nature of the market, the high degree of government regulation, the importance of technological innovation and the significance that most people place on near vision combine to elevate the risks facing any development stage company seeking to enter our market.

RESULTS FOR THE PERIOD AND STATE OF AFFAIRS AS AT 31 DECEMBER 2014

The profit and loss account for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014 and the balance sheet at that date are set out on pages 8 and 9 Loss for the period amounted to $3.4 million.

GOING CONCERN

The net loss of $3.4 million accounts for the loss for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014 and is the result of the operating expenses for the period. The company has been funded by a means of borrowings from the ultimate parent company.

The directors are satisfied based on their enquiries with management of the parent company and the review of the future projections of the Group that the parent company will be able to continue to provide financial support to the company for a period of at least twelve months from the date of signing the financial statements, and have therefore prepared the financial statements on a going concern basis.

PRESBIA PLC

DIRECTORS’ REPORT (CONTINUED)

DIRECTORS AND SECRETARY

The current directors and secretary are listed on page 1. Immediately prior to the initial public offering effective 3 February 2015, Mr. Kidson resigned as a Director. Elected as Directors were Messrs. Richard Ressler, Mark S. Blumenkrantz, Todd Cooper, Robert J. Cresci, Vladimir Fiengold, and Randy Thurman.

The following directors and secretary of the company have an interest in the shares of the ultimate parent undertaking, Presbia Holdings, as set out below;

	31 December 2014			6 February 2014
	Shares	Options	Restricted Shares	Shares	Options	Restricted Shares
G. Kidson	—	—	—	—	—	—
Z. Loshitzer	6,900,000	710,000	1,000,000	6,900,000	710,000	1,000,000
R. T. Fogarty	—	—	—	—	—	—

Except as shown above, the directors and secretary of the company have no interest in the shares of any other group company.

POLITICAL DONATIONS

No political donations that require disclosure under Irish law were made during the period.

BOOKS OF ACCOUNT

The measures taken by the directors to ensure compliance with the requirements of Section 202, Companies Act, 1990, regarding proper books of account are the implementation of necessary policies and procedures for recording transactions, the engagement of services by competent accounting personnel with appropriate expertise and the provision of adequate resources to the financial function. The books of account of the company are maintained at 120/121 Baggot Street Lower, Dublin 2 Ireland.

AUDITORS

The auditors, Deloitte & Touche, Chartered Accountants and Statutory Auditors, were appointed during the period and will continue in office in accordance with Section 160(2) of the Companies Act, 1963.

Signed on behalf of the Board:

/s/ Todd Cooper	/s/ Zohar Loshitzer
Director	Director

27 May 2015

PRESBIA PLC

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

Irish company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies for the company financial statements and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper books of account which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements are prepared in accordance with accounting standards generally accepted in Ireland and comply with Irish statute comprising the Companies Acts, 1963 to 2013. The directors are responsible for ensuring the financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (US GAAP) as defined in Section 1(1) of the (Miscellaneous Provisions) Act, 2009, as amended, to the extent that the use of those principles in the preparation of the Company financial statements does not contravene any provisions of the Companies Acts or of any regulations made thereunder. They are also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Legislation in Ireland governing the preparation and dissemination of financial statements may differ from legislation in other jurisdictions.

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF

PRESBIA PLC

We have audited the financial statements of Presbia PLC for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014 which comprise the Profit and Loss Account, the Balance Sheet, the Reconciliation of Movement in Shareholders’ Funds, the Statement of Cash Flows and the notes 1 to 9. The financial reporting framework that has been applied in their preparation is applicable Irish law and US generally accepted accounting principles (US GAAP), as defined in Section 1(1) of the Companies (Miscellaneous Provisions) Act 2009 as amended, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of the Companies Acts or of any regulations made thereunder.

This report is made solely to the company’s members, as a body, in accordance with Section 193 of the Companies Act, 1990. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditors

As explained more fully in the Statement of Directors’ Responsibilities, the directors are responsible for the preparation of the financial statements giving a true and fair view. Our responsibility is to audit and express an opinion on the financial statements in accordance with Irish law and International Standards on Auditing (UK and Ireland). These standards require us to comply with the Auditing Practices Board’s Ethical Standards for Auditors.

Scope of the audit of the financial statements

An audit involves obtaining evidence about the amounts and disclosures in the financial statements sufficient to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or error. This includes an assessment of: whether the accounting policies are appropriate to the company’s circumstances and have been consistently applied and adequately disclosed; the reasonableness of significant accounting estimates made by the directors; and the overall presentation of the financial statements. In addition, we read all the financial and non-financial information in the Reports and Financial statements for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014 to identify material inconsistencies with the audited financial statements and to identify any information that is apparently materially incorrect based on, or materially inconsistent with, the knowledge acquired by us in the course of performing the audit. If we become aware of any apparent material misstatements or inconsistencies we consider the implications for our report.

Opinion

In our opinion the financial statements:

•	give a true and fair view, in accordance with US GAAP, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of the Companies Acts or of any regulations made there under, of the state of the affairs of the company as at 31 December 2014 and of the loss of the company for the period then ended;

•	and have been properly prepared in accordance with the Companies Acts, 1963 to 2013.

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INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF

PRESBIA PLC

Matters on which we are required to report by the Companies Acts, 1963 to 2013

•	We have obtained all the information and explanations which we consider necessary for the purposes of our audit.

•	In our opinion proper books of accounts have been kept by the company.

•	The company’s profit and loss account and balance sheet are in agreement with the books of account.

•	In our opinion the information given in the directors’ report is consistent with the financial statements.

•	The liabilities of the company exceed the assets of the company, as stated in the balance sheet and, in our opinion, on that basis there did exist at 31 December 2014 a financial situation which, under Section 40(1) of the Companies (Amendment) Act, 1983, may require the convening of an extraordinary general meeting of the company.

Matters on which we are required to report by exception

We have nothing to report in respect of the provisions in the Companies Acts, 1963 to 2013 which require us to report to you if, in our opinion the disclosures of directors’ remuneration and transactions specified by law are not made.

/s/ Emer O’Shaughnessy

For and on behalf of Deloitte

Chartered Accountants and Statutory Audit Firm

Dublin

Date: 27/5/15

PRESBIA PLC

PROFIT AND LOSS ACCOUNT

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

Period from 06/02/2014 to 31/12/2014 USD$’000
REVENUES	—
Cost of goods sold	—

GROSS PROFIT/(LOSS)	—
OPERATING EXPENSES	—
Research and development	—
Sales and marketing	—
General and administrative	3,369

Total operating expenses	3,369

OPERATING LOSS	(3,369)
Interest expense, net	—

Loss before tax	(3,369)
Tax charge	—

LOSS AFTER TAX	(3,369)

The accompanying notes are an integral part of these financial statements.

All gains and losses have been reflected in the Profit and Loss Account and arise solely from continuing operations. Accordingly, a statement of total recognised gains and losses is not provided.

The financial statements were approved by the Board of Directors on 27 May 2015 and signed on its behalf by:

/s/ Todd Cooper	/s/ Zohar Loshitzer
Director	Director

PRESBIA PLC

BALANCE SHEET

AS AT 31 DECEMBER 2014

	Notes	31/12/2014 USD$’000
CURRENT ASSETS
Intercompany receivable	8	54

CURRENT LIABILITIES
Intercompany payable	8	(3,369)

NET LIABILITIES		(3,315)

SHAREHOLDERS’ FUNDS
Share capital		54
Retained earnings - deficit		(3,369)

SHAREHOLDERS’ DEFICIT		(3,315)

The accompanying notes are an integral part of these financial statements.

The financial statements were approved by the Board of Directors on 27 May 2015 and signed on its behalf by:

/s/ Todd Cooper	/s/ Zohar Loshitzer
Director	Director

PRESBIA PLC

RECONCILIATION OF MOVEMENT IN SHAREHOLDERS FUNDS

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

	Number	Amount USD$‘000	Profit and loss Account USD$‘000	Total USD$‘000
Balance 6 February 2014	—	—	—	—
Shares issued	40,000	54	—	54
Loss after Taxation	—	—	(3,369)	(3,369)

Balance 31 December 2014	40,000	54	(3,369)	(3,315)

PRESBIA PLC

STATEMENT OF CASH FLOWS

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

Period from 06/02/2014 to 31/12/2014 USD$’000
CASH FLOW USED IN OPERATING ACTIVITIES
Net loss	(3,369)
Changes in operating assets and liabilities:
Due to related parties	3,315

Net cash used in operating activities	(54)

Cash flow from financing activities:
Issue of share capital	54

Net cash used in investing activities	54

Net increase/(decrease) in cash	—
Cash balance at the beginning of the period

CASH BALANCE AT END OF PERIOD	—

PRESBIA PLC

NOTES TO THE FINANCIAL STATEMENTS

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

1.	GENERAL INFORMATION

Presbia PLC is a company incorporated in the Republic of Ireland. The address of the registered office is given on page 2. The nature of the company’s operation and principal activity are set out on page 3.

2.	ACCOUNTING POLICIES

The significant accounting policies adopted by the company are as follows:

Basis of Preparation

The directors have elected to prepare the financial statements of Presbia Public Limited Company in accordance with Section 1 of the Companies (Miscellaneous Provisions) Act, 2009, as amended, which provides that a true and fair view of the state of affairs and profit or loss may be given by preparing the financial statements in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), as defined by Section 1(1) of the Companies (Miscellaneous Provisions) Act 2009, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of the Companies Acts or any regulation made thereunder.

The accompanying financial statements have been prepared in United States dollars and reflect the operations of Presbia Public Limited Company (“we”, “us”, “Presbia plc” or the “company”).

Accounting Convention

The financial statements are prepared under the historical cost convention.

Foreign Currency

The functional currency of the Company and subsidiaries outside the United States of America is the U.S. Dollar. Transactions in foreign currencies during the year are re-measured at rates of exchange on the dates of the transactions. Gains and losses related to re-measurement of items arising through operating activities are accounted for in the statement of operations and comprehensive loss and included in general and administrative expense.

Taxation

The Irish corporate tax rate is 12.5%. Deferred tax liabilities and assets are recognized, when applicable, for the expected future tax consequences of events that have been reflected in the Financial Statements, taking into consideration any operating loss carryforwards and future tax rates.

3.	GOING CONCERN

As discussed in note 9, on February 3, 2015, Presbia PLC completed its initial public offering (“IPO”) of 4,166,667 of its ordinary shares at a price to the public of $10.00 per ordinary share and commenced trading on The NASDAQ Global Market under the symbol LENS. The aggregate proceeds from the initial public offering was $41.7 million, and the company received net proceeds of approximately $36.9 million from the offering, after deducting $4.8 million of underwriting discounts and commissions and estimated offering expenses. With the proceeds from the initial public offering, the Company and its subsidiaries expect to be able to fund operations and have sufficient cash reserves for the next 12 months. As a result, the directors have prepared the financial statements on a going concern basis.

PRESBIA PLC

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

4.	GENERAL AND ADMINISTRATIVE EXPENSES

General and administrative expense for the 11 month period from 6 February 2014 (date of incorporation) to 31 December 2014 was due to the recognition of $3.4 million of deferred offering costs related to our initial public offering. These costs were previously classified on the balance sheet of a subsidiary of the Parent in other assets commencing in the third quarter of 2013 and continuing into the third quarter of 2014. This expense consisted primarily of legal and audit professional fees and printing costs in connection with our initial public offering that was delayed during the second and third quarters of 2014 for a period that exceeded 90 days. As a result of this delay, the accumulated costs recognized prior to September 2014 were reclassified as expense.

Directors Remuneration

Director’s remuneration for the period ending 31 December 2014 was nil in total.

Employees

Presbia plc had no employees as of 31 December 2014.

5.	TAXATION

Period from 06/02/2014 to 31/12/2014 USD$’000
Corporation tax based on the loss for the period	—

Factors affecting tax charge for the period:
Loss before tax	(3,369)
Loss multiplied by effective rate of corporation tax of 12.5%	(421)
Effects of:
Tax losses carried forward to future periods	421

—

Factors that may affect future tax charges

The tax charge in future periods will be affected by any changes to the corporation tax rates in force in the Republic of Ireland.

A deferred tax asset of $421,125 has not been recognised at the period end as the directors are currently of the opinion that these losses may not be recoverable in the foreseeable future.

PRESBIA PLC

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

6.	CALLED UP SHARE CAPITAL

31/12/2014 USD$’000
Authorised:
40,000 ordinary shares of €1 each
Allotted, issued and fully paid:
Opening balance	—
Issued during the period – 40,000 ordinary share of €1 each	54

Closing balance	54

7.	RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS’ DEFICIT

Period from 06/02/2014 to 31/12/2014 USD$’000
Opening balance	—
Loss for the financial period	(3,369)

Closing shareholders’ funds	(3,369)

8.	RELATED PARTY TRANSACTIONS

The following table sets forth the amounts due to and from related parties reflected in the accompanying balance sheet:

31/12/2014 USD$’000
Payable to related parties	(3,369)
Receivable from related parties	54

Total	(3,315)

PRESBIA PLC

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

FOR THE 11 MONTH PERIOD FROM 6 FEBRUARY 2014 (DATE OF INCORPORATION) TO

31 DECEMBER 2014

9.	SUBSEQUENT EVENTS

On January 14, 2015, as disclosed in the Directors’ Report, Presbia Holdings contributed all the share capital in issue in Presbia Ireland, Limited to Presbia PLC in exchange for 9,166,667 ordinary shares of Presbia PLC.

On February 3, 2015, Presbia PLC completed its initial public offering (“IPO”) of 4,166,667 of its ordinary shares at a price to the public of $10.00 per ordinary share and commenced trading on The NASDAQ Global Market under the symbol LENS.

Immediately prior to the initial public offering effective 3 February 2015, Mr. Kidson resigned as a Director. Elected as Directors were Messrs. Richard Ressler, Mark S. Blumenkrantz, Todd Cooper, Robert J. Cresci, Vladimir Fiengold, and Randy Thurman.